Statement of Additional Information Supplement	March 18, 2014

Supplement to the Statement of Additional Information of Putnam Dynamic Asset Allocation Funds dated January 30, 2014.

Fundamental investment restriction (4)(a) is hereby deleted. Fundamental investment restriction (4)(b) is redesignated as fundamental investment restriction (4), and is applicable to each Fund. In addition, the second paragraph following the list of fundamental investment restrictions is hereby deleted.